UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 05, 2025

Acrivon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41551	82-5125532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Suite 100
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-8979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACRV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 5, 2025, the Company posted to the “Investors & Media” section of the Company’s website at ir.acrivon.com, a corporate presentation providing an update on the Company’s business (the “Corporate Presentation”). This updated Corporate Presentation includes additional follow up syngeneic mouse model data where we observed continued strong synergy between each of our clinical candidates, ACR-368 and ACR-2316, with immune check point inhibitors. After multiple rounds of tumor implantations over almost one year, there is continued complete tumor regression and immune memory and we have further dissected which types of immune cells are responsible for the immune memory. This provides support for the rationale for potential combinations of ACR-368 and ACR-2316 with anti-PD(L)1 agents in the front line setting.

In addition, we have updated the pipeline overview slide to include the all-comer ACR-368 + ULDG ARM 3 of the ongoing ACR-368-201 trial, which had been previously referenced, as well as updated information regarding our Generative Phosphoproteomics AP3 platform highlighting the capabilities of the platform in the generation of actionable, differentiated pathway-based insights for novel drug design and development.

A Copy of the Corporate Presentation is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Acrivon Therapeutics, Inc., Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acrivon Therapeutics, Inc.

Date:	September 5, 2025	By:	/s/ Peter Blume-Jensen
Name: Peter Blume-Jensen, M.D., Ph.D. Title: President and Chief Executive Officer